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                                                                   EXHIBIT 10.12



                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                   AND AGREEMENT TO LEASE AND FOURTH AMENDMENT
                   TO LEASE AGREEMENT AND INCIDENTAL DOCUMENTS



        THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND AGREEMENT TO LEASE AND FOURTH AMENDMENT TO LEASE AGREEMENT AND INCIDENTAL DOCUMENTS (this "Amendment") is entered into as of this 7th day of January, 1999, by and among
(i) HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust ("HPT"); (ii) HPT CW PROPERTIES TRUST, a Maryland real estate investment trust (the "Landlord"); (iii) CANDLEWOOD HOTEL COMPANY, INC., a Delaware corporation, ("Candlewood"); (iv) the seventeen entities listed as "Sellers" on the signature pages of this Agreement (collectively, the "Sellers"); and (v) CANDLEWOOD LEASING NO. 1, INC., a Delaware corporation (the "Tenant").


                              W I T N E S S E T H:

        WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of November 19, 1997 (the "Purchase Agreement"), and an Agreement to Lease, dated as of November 19, 1997 (the "Agreement to Lease"), HPT agreed to acquire from Candlewood and the Sellers certain hotel properties and lease or cause the Landlord to lease such properties to the Tenant, all as more particularly described in and subject to and upon the terms and conditions set forth in the Purchase Agreement and Agreement to Lease; and

        WHEREAS, pursuant to the Purchase Agreement and Agreement to Lease, the Landlord and the Tenant entered into a Lease Agreement, dated as of December 24, 1997 (as amended, the "Lease"); and

        WHEREAS, the obligations of the Tenant under the Lease are secured and guaranteed by certain undertakings and agreements of Candlewood pursuant to the Incidental Documents (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in the Lease); and

        WHEREAS, the parties wish to amend certain terms and conditions of the Purchase Agreement and the Agreement to Lease and to amend further certain terms and conditions of the Lease and certain incidental documents, all as more particularly set forth herein; and

        WHEREAS, on the date hereof, a Closing (as defined in the Purchase Agreement) is occurring with respect to certain hotel properties, the legal descriptions of which are set forth in Exhibits A-1 through A-2 of this Amendment; and

        WHEREAS, the transactions contemplated by this Amendment are of direct substantial and material benefit to Candlewood;

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        NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Section 1.3 of the Purchase Agreement is hereby amended by deleting the dollar amount "One Hundred Million Dollars ($100,000,000)" appearing therein and inserting the dollar amount "One Hundred Eighteen Million Five Hundred Thousand Dollars ($118,500,000)" in its place.

        2. Section 1.15 of the Purchase Agreement is hereby amended by deleting the dollar amount "Five Million Dollars ($5,000,000)" appearing therein and inserting the dollar amount "Six Million Forty Thousand Six Hundred Twenty Five Dollars ($6,040,625)" in its place.

        3. Section 1.24 of the Purchase Agreement is hereby amended by deleting the dollar amount "One Hundred Million Dollars ($100,000,000)" appearing therein and inserting the dollar amount "One Hundred Eighteen Million Five Hundred Thousand Dollars ($118,500,000)" in its place.

        4. The Purchase Agreement is hereby further amended by (a) deleting Schedule A thereto and inserting Schedule A to this Amendment in its place and
(b) inserting the legal descriptions attached hereto as Exhibits A1 through A2 to the Purchase Agreement as Schedules B-16 through B-17.

        5. Each of the Sellers confirms, by execution of this Amendment that the obligations of the Sellers under the Purchase Agreement are the joint and several obligations of each of the Sellers.

        6. Exhibit C to the Agreement to Lease is hereby deleted and Exhibit B to this Amendment inserted in its place.

        7. The definition of "Minimum Rent" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

               "MINIMUM RENT" shall mean an amount equal to One Million Six Thousand Seven Hundred Seventy Two Dollars ($1,006,772) per Accounting Period.

        8. The definition of "Retained Funds" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

               "RETAINED FUNDS" shall mean a cash amount equal to Twelve Million Eighty One Thousand Two Hundred Fifty Dollars ($12,081,250).



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        9. Exhibit A to the Lease is hereby amended by adding Exhibits A-16 through A-17 at the end thereof and all references in the Lease to "Exhibit A-1 through A-15" are hereby amended to refer to "Exhibit A-1 through A-17".

        10. Exhibit B to the Lease is hereby deleted in its entirety and Exhibit C to this Amendment inserted in its place.

        11. Exhibit C to the Lease is hereby deleted and Exhibit D to this Amendment inserted in its place.

        12. Section 11 of the Guaranty is hereby amended by deleting the dollar amount "Five Million Dollars ($5,000,000)" appearing therein and inserting the dollar amount "Six Million Forty Thousand Six Hundred Twenty Five Dollars ($6,040,625)" in its place.

        13. All references in the Lease to the Incidental Documents are hereby amended to refer to the Incidental Documents as amended by this Amendment.

        14. Each of the Incidental Documents is hereby amended so that each reference therein to the Lease, the Purchase Agreement, the Agreement to Lease or to any other Incidental Document shall mean the Lease, such Agreement and such Incidental Document as amended by this Amendment.

        15. The Tenant and Candlewood represent and warrant that no Default or Event of Default has occurred and is continuing under the Lease or any other Incidental Document.

        16. As amended hereby, the Purchase Agreement, the Agreement to Lease, the Lease and the Incidental Documents shall remain in full force and effect in accordance with their respective terms and provisions.

        17. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date above first written.

                                        HOSPITALITY PROPERTIES TRUST


                                        By: /S/  John G. Murray
                                           -------------------------------------
                                                 Its President


                                        HPT CW II PROPERTIES TRUST


                                        By: /S/  John G. Murray
                                           -------------------------------------
                                                 Its President


                                        CANDLEWOOD HOTEL COMPANY, INC.


                                        By: /S/  Pamela Cloud
                                           -------------------------------------
                                                 Its Assistant Secretary


                                        CANDLEWOOD LEASING NO. 1, INC.


                                        By: /S/  Pamela Cloud
                                           -------------------------------------
                                                 Its Assistant Secretary

                                        CANDLEWOOD WICHITA NORTHEAST, LLC
                                        CANDLEWOOD ENGLEWOOD, LLC
                                        CANDLEWOOD JEFFERSONTOWN, LLC
                                        CANDLEWOOD BLUE ASH, LLC
                                        CANDLEWOOD BIRMINGHAM, LLC
                                        CANDLEWOOD LOS ANGELES, CA-LAKE
                                        FOREST, LLC
                                        CANDLEWOOD OMAHA, LLC
                                        CANDLEWOOD PHOENIX METRO, AZ, LLC
                                        CANDLEWOOD NORTH TEMPLE, LLC
                                        CANDLEWOOD HORSHAM, PA, LLC
                                        CANDLEWOOD FORT UNION, UT, LLC
                                        CANDLEWOOD SOUTHFIELD, LLC
                                        CANDLEWOOD HAMPTON, LLC
                                        CANDLEWOOD WICHITA AIRPORT, LLC
                                        CANDLEWOOD HOUSTON, TX-TOWN & COUNTRY,
                                        LLC
                                        CANDLEWOOD AUSTIN, TX-SOUTH, LLC
                                        CANDLEWOOD BALTIMORE, MD-AIRPORT,
                                        LLC



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                                        By:  CANDLEWOOD HOTEL COMPANY, INC.,
                                             MANAGER


                                             By: /S/  Thomas Kennalley
                                                 -------------------------------
                                                 Name:
                                                 Its:  Assistant Secretary



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